Exhibit 10.14


                              ASSET SALE AGREEMENT

THIS ASSET SALE AGREEMENT (the "Agreement"), made this 5th day of September, 2002, by and between Fruita Marketing and Management, Inc., 140 N. Mesa, Fruita, CO 81521 (the "Purchaser") and Crown Asphalt Distribution, L.L.C., 215 South State Street, Suite 650, Salt Lake City, UT 84111 (the "Seller").

RECITAL: The Seller desires to sell to Purchaser, and Purchaser desires to purchase from the Seller certain of Seller's assets located on real property owned by the Purchaser (the "Premises"), and having an address of 1493 Highway 6 & 50, Fruita, CO 81521.

IN CONSIDERATION of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       SALE OF ASSETS

         A. SALE OF ASSETS: The Seller shall sell, assign, transfer and deliver to the Purchaser, and the Purchaser shall purchase and accept at closing, certain assets of the Seller, or in which the Seller has any right, title or interest of any kind and description (the "Assets"), including:

         TANGIBLE PERSONAL PROPERTY

         Four (4) petroleum product storage tanks including any and all associated piping, valves and supporting items located on the Premises with an address of 1493 Highway 6 & 50, Fruita, CO 81521, and owned by the Seller, which property shall be more fully described as follows:

                    Tank #           Tank Description
                    ------           ----------------
                      2050           2,000 bbl capacity, floating roof
                     40075           40,000 bbl capacity, fixed roof
                     55082           55,000 bbl capacity, fixed roof
                     55092           55,000 bbl capacity, fixed roof

         E. BILL OF SALE: All Assets being sold shall be conveyed and transferred by means of a bill of sale (hereinafter called the "Bill of Sale"), in a form similar to that attached hereto as Exhibit A. The Seller warrants that it has good and marketable title to the Assets and that the Assets will be delivered to the Purchaser free and clear of all liens, claims, encumbrances or leases.

II.      PURCHASE PRICE AND TERMS

         A. PURCHASE PRICE: The Purchase Price shall be Ten U.S. Dollars ($10.00) and other good and valuable considerations. Such additional consideration shall include the release by Purchaser of all claims against Seller by Purchaser such that the Seller is unconditionally released of the financial liability for the removal of the Assets from the Premises of Purchaser and is also released from any claims related to any pollution, contamination or other environmental condition on the Premises.

III. REMOVAL OF PRODUCT, REMOVAL OF FMM PRODUCT, DATE OF SALE AND RELEASE OF ENVIRONMENTAL LIABILITY

         A. REMOVAL OF PRODUCT: The Seller shall remove all product/material from the Assets such that all Assets shall be emptied and the product/material transported off the Premises by no later than Tuesday, October 15, 2002, in an environmentally safe manner without causing any damage, except for any modification to the tanks which shall be mutually agreed in advance, to the Assets or the Premises of the Purchaser. The Seller shall not be obligated to clean the Assets after removal of all product/material from said Assets.

         B. REMOVAL OF FMM PRODUCT: The Seller shall remove all product/material from the Purchaser's tank #4008 1, assuming it can be removed by any conventional method including but not limited to being heated and removed by pump, such that tank number 40081 shall be emptied and the product/material transported off the Premises by no later than Tuesday, October 15, 2002, in an environmentally safe manner without causing any damage to tank #40081 or the Premises of the Purchaser. The Seller shall not be obligated to clean tank #40081 after removal of all product/material from said tank. If the product/material cannot be removed from Purchaser's tank #40081 by any conventional method, then Seller has no further obligation with respect to removal of the product/material from tank #40081 and Purchaser will unconditionally release Seller as provided in Paragraph D below.

         C. DATE OF SALE: The Date of Sale which shall be the date that this contemplated transaction is concluded which shall be Thursday, September 5, 2002. This Date of Sale shall be the effective date of this contemplated transaction. On this date the Seller shall deliver a duly executed Bill of Sale to the Purchaser.

         D. RELEASE OF ENVIRONMENTAL LIABILITY: Conditioned upon the Seller's removal of all product/material stated in Article III, Sections A & B, in an environmentally safe manner, the Purchaser unconditionally releases Seller from any and all liability or claims related to or arising out of the ownership and operation of the Assets and/or Seller's use of the Premises, including, without limitation, any liability or claim related to pollution, contamination, or other environmental condition.

IV.      REPRESENTATIONS & WARRANTIES OF THE SELLER

         A. ORGANIZATION AND STANDING: The Seller is a Utah limited liability company validly existing and in good standing to do business in the State of Utah.

         B. AUTHORITY: The Seller has the full power and authority to enter into this Agreement and to conclude the transaction described herein and no other contract or agreement to which it is a party prevents it from concluding this transaction. Seller warrants it owns the Assets described in this Agreement and has good and clear title to such Assets.

         C. LITIGATION: The Seller warrants that there is no litigation pending or proceeding or any tax claim, threatened or pending, against or relating to the Assets; nor does the Seller know or have reasonable grounds to know of any basis of any such action or governmental investigation relative to the Assets.

         D. SURVIVAL: All of the representations and warranties of the Seller hereunder shall continue to be true and complete on the Date of Sale and shall survive the consummation of the transaction provided for herein.

V.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         A. ORGANIZATION AND STANDING: The Purchaser is a Delaware corporation validly existing and in good standing in the State of Colorado.

         B. AUTHORITY: The Purchaser has the full power and authority to enter into this Agreement and to conclude the transaction described herein and no other contract or agreement to which it is a party prevents it from concluding this transaction. Purchaser warrants he owns the Premises described in this Agreement.

         C. SURVIVAL: All of the representations and warranties of the Purchaser hereunder shall continue to be true and complete on the Date of Sale and shall survive the consummation of the transaction provided for herein.

VI.      GENERAL PROVISIONS

         A. ENTIRE AGREEMENT: This Agreement contains the entire understanding of the parties with regard to the subject matter hereof and no other warranties, representations, promises or agreements have been made between the parties, and neither the Purchaser nor the Seller shall be bound by any warranties, representations, promises or agreements not set forth in this Agreement. This Agreement supersedes any previous agreement or understanding and cannot be modified except in writing by all of the parties hereto.

         B. BINDING EFFECT: Upon execution, this Agreement which is not assignable without the written consent of both parties shall be absolutely binding and fully enforceable and shall inure to the benefit of the parties hereto, their successors, personal representatives, and heirs.

         C. NOTICES: All notices as may be required by this Agreement shall be sent to the respective parties at the addresses set forth above by either registered or certified mail. A party to this Agreement may specify a change in address by appropriate registered or certified mailing to other party.

         D. SEVERABILITY: In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court or tribunal of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby and effect shall be given to the intent manifested by the provisions, or portions thereof, held to be enforceable and valid.

         E. FEES AND COSTS: Anything to the contrary herein notwithstanding, in the event of engaging an attorney to enforce this Agreement or any litigation arising out of this Agreement, the court or tribunal shall award to the prevailing party all reasonable costs and expenses, including attorneys' fees, court costs and costs of collection.

         F. JURISDICTION: This Agreement is made and entered into in Mesa County, Colorado, and shall be governed and interpreted under the laws of the State of Colorado, and the courts of Mesa County, Colorado.

IN WITNESS WHEREOF, the parties signing below have executed and delivered this Asset Sale Agreement as of the date first above written, and the parties expressly acknowledge fully reading, understanding, and receiving a true copy of this document.

SELLER:  CROWN ASPHALT DISTRIBUTION, L.L.C.

         By: /s/ Jay Mealey
             ---------------------------------
             Jay Mealey, Manager


PURCHASER: FRUITA MARKETING AND MANAGEMENT, INC.

         By: /s/ Stephen E. Castor
             ---------------------------------------
             Keith Holder, President
             By: Stephen E. Castor, Attorney & Agent

                                    EXHIBIT A

                                  BILL OF SALE

KNOW ALL BY THESE PRESENTS, that Crown Asphalt Distribution, L.L.C., 215 South State Street, Suite 650, City of Salt Lake City, County of Salt Lake, State of Utah, the Seller, for and in consideration of Ten U.S. Dollars ($10.00) and other good and valuable considerations, delivered to the Seller, at or before the ensealing or delivery of these presents by Fruita Marketing and Management, Inc., 140 N. Mesa, City of Fruita, County of Mesa, State of Colorado, the Purchaser, the receipt of which is hereby acknowledged, has bargained and sold, and by these presents does grant and convey unto the said Purchaser, his personal representatives, agents, successors and assigns, the following personal property, tangible and intangible, to wit:

                     PETROLEUM PRODUCT STORAGE TANKS

           TANK NUMBER               TANK DESCRIPTION
           -----------               ----------------
           2050                      2,000 bbl capacity, floating roof
           40075                     40,000 bbl capacity, fixed roof
           50082                     55,000 bbl capacity, fixed roof
           50092                     55,000 bbl capacity, fixed roof

         OTHER PERSONAL PROPERTY

         All associated piping, valves and supporting items located at 1493 Highway 6 & 50, Fruita, Colorado 81521, TO HAVE AND TO HOLD the same unto the said Purchaser, his personal representatives, agents, successors and assigns, forever. The Seller shall warrant that it has good and marketable title to the Assets and that the Assets will be free and clear of all liens, claims, encumbrances and leases. The Seller covenants and agree to and with the Purchaser, his personal representatives, agents, successors and assigns, to WARRANT AND DEFEND the sale of said personal property, tangible and intangible, against all and every person or persons whomever.

IN WITNESS WHEREOF, the Seller has executed this Bill of Sale this 5th day of September, 2002.

SELLER: CROWN ASPHALT DISTRIBUTION, L.L.C.

         /s/ Jay Mealey
         ---------------------------------
         Jay Mealey, Manager


STATE OF UTAH              }
                           }        ss.
County of Salt Lake        }

The foregoing instrument was acknowledged before me this 5th day of September, 2002, by Jay Mealey President of Crown Asphalt Distribution, L.L.C.


     NOTARY PUBLIC                           Witness my hand and official seal,
   STEPHEN J. BURTON
7276 WEST GETTYSBURG DR.                     /s/ Stephen J. Burton
    MAGNA, UT 84044                         -----------------------------------
 MY COMMISSION EXPIRES                       Notary Public
    OCTOBER 10, 2005
     STATE OF UTAH